                                                                  EXHIBIT 10.10



              ASSUMPTION, CONSENT AND LOAN MODIFICATION AGREEMENT


                  This ASSUMPTION, CONSENT AND LOAN MODIFICATION AGREEMENT ("Agreement") is made and entered into as of the 8th day of February, 1995, by and among CARRIAGE CLUB OF DENVER, L.P., a Delaware limited partnership ("Seller"), AMERICAN RETIREMENT COMMUNITIES, L.P., a Tennessee limited partnership ("Purchaser"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender").


                                    RECITALS

                  A. On October 30, 1990, Lender made an $11,640,000.00 loan to Seller, which loan was extended and increased to $15,500,000.00 (the "Loan") pursuant to that certain Amended and Restated Loan Agreement dated as of December 21, 1994 (the "Original Loan Agreement"). The Loan is evidenced by an Amended and Restated Promissory Note (the "Original Note") dated December 21, 1994, in the original principal amount of $15,500,000.00 from Seller as maker to Lender as holder. The Loan is secured by (1) an Amended and Restated First Deed of Trust and Security Agreement (the "Original Deed of Trust") dated December 21, 1994, in favor of Lender, encumbering certain real property and improvements thereon ("Property") located in the City and County of Denver, Colorado, and more particularly described in Exhibit A attached hereto; (2) an Amended and Restated Assignment of Rents and Leases (the "Original Assignment of Rents") dated December 21, 1994, in favor of Lender; and (3) the documents described in Exhibit B attached hereto and incorporated herein by this reference, together with all other documents evidencing and/or securing the Loan (collectively, with the Original Loan Agreement, the Original Note, the Original Deed of Trust and the Original Assignment of Rents, the "Original Loan Documents"). The Original Deed of Trust was recorded on December 23, 1994, and re-recorded on January 18, 1995, at Reception Nos. 9400189612 and 9500007531, respectively, of the Records of the Clerk and Recorder of the City and County of Denver, Colorado (the "Records"). The Original Assignment of Rents was recorded on December 23, 1994, at Reception No. 9400189613 of the Records.

                  B. Seller wishes to sell and convey the Property, subject to the lien of the Original Deed of Trust and other

Original Loan Documents, to Purchaser and has requested that Lender permit such conveyance.

                  C. In order to induce Lender to consent to the sale and conveyance of the Property, Purchaser has agreed, among other things, to (i) assume the obligations of Seller under the Original Note and the other Original Loan Documents (as modified by Section 3 of this Agreement), and (ii) modify the Original Loan Documents as set forth in this Agreement.

                  D. Lender is willing to consent to the sale and conveyance of the Property and to permit Purchaser's assumption of the Original Loan Documents, as modified hereby, on the terms set forth herein.


                                   AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing premises, the following terms, conditions, covenants, warranties and representations, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1. Assumption. As of the date of this Agreement, Purchaser hereby assumes the indebtedness evidenced by the Original Note and all other obligations of Seller under the Original Note and the other Original Loan Documents as if each of the Original Loan Documents had been executed by Purchaser. Without limiting the generality of the foregoing, Purchaser hereby assumes and agrees to perform all obligations of Seller under that certain Amended and Restated Hazardous Substances Indemnity Agreement dated as of December 21, 1994, executed by Seller for the benefit of Lender (the "Original Hazardous Substances Indemnity Agreement").

                  2. Conditions Precedent to Lender's Execution.
Lender's execution and delivery of this Agreement are subject to receipt by Lender of all of the following, in form and substance satisfactory to Lender:

                     (a) A duly executed and acknowledged guaranty agreement (the "Guaranty") by American Retirement Corporation, a Tennessee corporation ("Guarantor");



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

                           (b) A duly executed and acknowledged subordination
of management agreement (the "Subordination of Management Agreement") by Purchaser and A.R.C. Management Corporation ("Manager");

                           (c) Duly executed UCC-1 financing statements (the
"UCC-1 Financing Statements") by Purchaser;

                           (d) Duly executed UCC-3 statements of change (the
"UCC-3 Statements of Change") by Purchaser and Seller;

                           (e) A duly executed and acknowledged chattel
mortgage security agreement (the "Chattel Mortgage Security Agree- ment") by Purchaser;

                           (f) A duly executed closing affidavit (the "Closing
Affidavit") by Purchaser;

                           (g) An ALTA-form title insurance policy in the
amount of $15,500,000.00, naming Lender as insured mortgagee, issued by a title insurance company acceptable to Lender, insuring that the Deed of Trust constitutes a first priority lien, with such endorsements as may be required by Lender and with no exceptions or exclusions other than an exception for taxes not yet due and payable and such other exceptions as may be acceptable to Lender in its sole discretion;

                           (h) A duly and validly authorized, executed and
delivered letter of credit (the "Letter of Credit"), issued by First American National Bank, for the account of Purchaser in the amount of $240,000.00 for the benefit of Lender;

                            (i) The favorable legal opinion of counsel for
Purchaser and Guarantor as to such matters as Lender may request, including but not limited to the following:

                                (i) Purchaser and Guarantor are duly formed,
validly existing, and in good standing under the laws of the State of Tennessee.

                                (ii)Purchaser has duly authorized, executed and
delivered this Agreement, the Subordination of Management Agreement, the UCC-1 Financing Statements, the Chattel Mortgage Security Agreement and the Closing Affidavit.



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

                                      (iii) Guarantor has duly authorized,
executed and delivered the Guaranty.

                                      (iv)  The Letter of Credit is in a form
sufficient to be enforceable against its issuer in accordance with its terms.

                                      (v)   This Agreement, the Subordination
of Management Agreement, the UCC-1 Financing Statements, the UCC-3 Statements of Change, the Chattel Mortgage Security Agreement, the Closing Affidavit and the Guaranty (collectively, the "Assumption Documents"), and the Original Loan Documents (as the same may be amended by the terms of this Agreement), constitute legal, valid and binding agreements, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, or other laws affecting creditors' rights generally and to application of general principles of equity.

                                     (vi)   The execution and delivery of the
Assumption Documents do not, and the performance and observance of the terms of the Loan Documents and the Assumption Documents will not, contravene any existing law or regulation, and do not and will not conflict with or result in any breach of the terms, conditions, or provisions of, or constitute a default under, or result in or permit the creation or imposition of any lien, charge or encumbrance upon any of the properties of Purchaser or Guarantor pursuant to any indenture, mortgage, or other agreement or instrument to which Purchaser or Guarantor is a party or by which the Property is bound.

                                    (vii)   No action of, filing with, or
consent, approval, or authorization of, any governmental or public body or authority is required in connection with the execution and delivery by Purchaser or Guarantor of the Assumption Documents.

                           (j) Such evidence or certification as Lender may
request that Purchaser and Guarantor have full power and authority to execute and deliver the Assumption Documents.

                           (k) An ACORD Form 27 certificate of insurance
evidencing compliance with the insurance coverage requirements set forth in
Section 1.4 of the Deed of Trust (as hereinafter defined).

                           (l) Such other documents as Lender may reasonably
request.

                  3. Modifications. The Original Loan Agreement, the Original Note, the Original Deed of Trust, the Original Assignment of Rents and the other Original Loan Documents are hereby modified as follows:

                           (a) Modification of the Original Loan Agreement:

                                     (i)  All references to the term "Borrower"
contained in the Original Loan Agreement shall refer to American Retirement Communities, L.P., a Tennessee limited partnership.

                                     (ii) The first paragraph of Section 6.3 of
the Original Loan Agreement is hereby amended and restated in its entirety as follows:

                  "6.3 Management of Project Unless otherwise expressly approved in writing by Lender, the Property shall be managed by a third party manager pursuant to a written management contract, and such manager and management contract shall be subject to the prior written approval of Lender, which may be granted or withheld in Lender's sole discretion. In the event Borrower desires to enter into, modify, amend or terminate any management agreement, leasing agreement or any other agreement relating to management, leasing or operation of the Project, Borrower will submit such proposed modification or change to Lender in writing for Lender's prior approval, which approval shall be given or withheld in Lender's sole discretion. Lender shall respond to such requests for approval within a reasonable period of time. Lender shall approve all existing managers and management contracts as well. Lender and Borrower agree that A.R.C. Management Corporation shall serve as manager of the Project. Such manager shall be entitled to receive a management fee of $20,000.00 per month, pursuant to a management contract approved by Lender, in Lender's sole and absolute discretion. Borrower may replace the manager, provided that such replacement is experienced in the operation and management of comparable projects and subject to Lender's approval of such replacement, management fee and management contract. Any change in the ownership or control of the manager shall entitle Lender to exercise its approval right over the manager and the management contract. Each manager shall hold and maintain all licenses, certifications and permits required by law. Each manager shall execute a non-competition agreement under which such manager agrees not to acquire, construct, operate or manage an independent or assisted living facility within five (5) miles of the Project for so long as any Indebtedness is outstanding under the Loan;

provided, however, that activities of a manager related to the facility known as "Parkplace" and located at 111 Emerson Street, Denver, Colorado, shall not be deemed a violation of this Section . Any payments payable under a management contract shall be subordinate to, and shall be paid following, the payment in full of Debt Service payments on the Loan in each fiscal year. Borrower shall, and shall cause its on-site administrator to meet with Lender at least quarterly to discuss the financial and physical condition of the Project and the management of the Project, including personnel, resident satisfaction, marketing and other issues pertinent to the success of the Project and, at Lender's reasonable request, provide Lender with reports relating to such information. Any management or leasing contract shall provide that:"

                                    (iii) All references to the term "Deed of
Trust" contained in the Original Loan Agreement shall refer to the Original Deed of Trust, as modified by the terms of this Agreement.

                                    (iv)  All references to the term "Loan
Papers" contained in the Original Loan Agreement shall refer to: (a) the Original Loan Agreement, the Original Note, the Original Deed of Trust, the Original Assignment of Rents and the Original Hazardous Substances Indemnity Agreement, all as modified by the terms of this Agreement; (b) certain UCC-1 financing statements executed by Seller as modified by the UCC-3 Statements of Change, that certain Subordination of Management Agreement dated December 21, 1994, executed by Seller (the "Original Subordination Agreement"), and any letters of credit provided by Seller to Lender pursuant to the Original Loan Agreement; (c) the Assumption Documents and the Letter of Credit; and (d) any and all other documents evidencing or securing the Obligation (as defined in the Original Loan Agreement) or executed in connection with the Loan.

                                    (v)   All references to the term "Note"
contained in the Original Loan Agreement shall refer to the Original Note, as modified by the terms of this Agreement.

                                    (vi)  Section 9 of the Original Loan
Agreement is hereby amended and restated in its entirety as follows:

                  "SECTION 9.  LETTERS OF CREDIT.

                  9.1 Security. As additional security for the Loan, Borrower shall deposit $240,000.00 ("Deposit") in the form of one



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

or more unconditional, irrevocable letters of credit, issued in favor of Lender by an issuer satisfactory to Lender, in form and substance satisfactory to Lender, and having an expiration date satisfactory to Lender ("Letters of Credit").

                  9.2 Full Force and Effect. Except as hereinafter provided, any Letters of Credit and any renewals or replacements thereof shall remain in full force and effect until the Loan is paid in full and all obligations of Borrower under the Loan Papers have been fully performed. Additionally, this Agreement shall not in any manner be construed as amending or modifying the terms of any Letters of Credit.

                  9.3 Renewal of Letters of Credit. It is hereby understood and agreed that no less than thirty (30) days prior to the expiration date of any Letter of Credit and each renewal or extension thereof (until such time as such Letter of Credit has been released by Lender), Borrower shall deliver to Lender a renewal or extension of such Letter of Credit for a term of not less than one
(1) year, in form, content and issued by a bank acceptable to Lender in its sole discretion. If requested by Lender, each Letter of Credit (and each renewal or extension thereof) shall, at Borrower's sole cost and expense, be accompanied by an opinion of counsel regarding its due authorization, execution and enforceability (which opinion shall be in form, content and from counsel acceptable to Lender in its sole discretion).

                  9.4 Presentment. Lender shall be entitled to draw upon any Letter of Credit upon the occurrence of any Default (including, without limitation, Borrower's failure to deliver a renewal or extension of any Letter of Credit in the time and manner required hereinabove) or if Lender believes, in its sole judgment, that its rights to draw on any Letter of Credit could be in jeopardy. Without limiting the generality of the foregoing, Lender shall also be entitled to draw upon any Letter of Credit if the credit rating or financial condition of the issuing bank is no longer acceptable to Lender in its sole discretion. No draw by Lender on any Letter of Credit shall cure or be deemed to cure any default or limit in any respect any of Lender's remedies under the Loan Papers. Borrower shall replace or restore (to its original principal amount) any Letter of Credit immediately following any full or partial draw thereon by Lender.

                  9.5 Application of Proceeds of Letters of Credit. Proceeds of any draw upon any Letter of Credit (after reimbursement



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

of any costs and expenses, including but not limited to attorneys' fees and disbursements, incurred by Lender in connection with such draw) may be applied by the Lender to the payment of the Deed of Trust, or the Note or any other indebtedness secured thereby, in such manner as the Lender, in its sole discretion, deems appropriate.

                  9.6 Release of Letters of Credit; No Waiver. After the payment in full of all sums due under the Deed of Trust, the Note secured thereby and all of the other Loan Papers, provided there is no Default or any event or condition which, with notice or the passage of time, or both, could constitute a Default, Lender shall, upon request, release its rights in any Letters of Credit and surrender such Letters of Credit to the issuing banks. No delay or omission of Lender in exercising any right to draw on any Letter of Credit shall impair any such right, or shall be construed as a waiver of, or acquiescence in, any Default under this Agreement. Lender's rights and remedies hereunder shall be cumulative."

                                    (vii) The addresses for Borrower and David
L. Widener contained in Section 12.16 of the Original Loan Agreement are hereby deleted and the following is substituted therefor:

                  "American Retirement Communities, L.P.
                   111 Westwood Place, Suite 402
                   Brentwood, Tennessee  37027
                   Attn:  Chief Executive Officer

                   with a copy to:

                   Bass, Berry & Sims
                   2700 First American Center
                   Nashville, Tennessee  37238-2700
                   Attn:  T. Andrew Smith, Esq."

                           (b)      Modification of the Original Note:

                                    (i)  All references to the term "Borrower"
contained in the Original Note shall refer to American Retirement Communities, L.P., a Tennessee limited partnership.

                                    (ii) All references to the term "Deed of
Trust" contained in the Original Note shall refer to the Original Deed of Trust, as modified by the terms of this Agreement.



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

                                    (iii) All references to the term "Other
Security Documents" contained in the Original Note shall refer to the Original Assignment of Rents, as modified by the terms of this Agreement, the UCC-1 Financing Statements, the Chattel Mortgage Security Agreement, the Letter of Credit and any other security given by Seller or Purchaser to Lender as collateral for the Loan.

                                    (iv) The name and address for Borrower's
appointed Agent for Service of Process in the State of Colorado on page 9 of the Original Note are hereby deleted and the following name and address are substituted therefor:

                  "Corporation Service Company
                   1535 Grant Street, Suite 140
                   Denver, Colorado  80203"

                                    (v) All references to the term "Hazardous
Substances Indemnity Agreement" contained in the Original Note shall refer to the Original Hazardous Substances Indemnity Agreement, as modified by the terms of this Agreement.
                           (c)      Modification of the Original Deed of Trust:

                                    (i) The name and address of the "Grantor"
in the first paragraph on Page 1 of the Original Deed of Trust are hereby deleted and the following is substituted therefor:

                  "American Retirement Communities, L.P., a Tennessee limited partnership, as the Grantor, whose address is 111 Westwood Place, Suite 402, Brentwood, Tennessee
                  37027;"

                                    (ii)  All references to the term "Note"
contained in the Original Deed of Trust shall refer to the Original Note, as modified by the terms of this Agreement.

                                    (iii) All references to the term "Loan
Agreement" contained in the Original Deed of Trust shall refer to the Original Loan Agreement, as modified by the terms of this Agreement.

                                    (iv)  All references to the term "Assignment
of Rents and Leases" contained in the Original Deed of Trust shall refer to the Original Assignment of Rents, as modified by the terms of this Agreement.

                                    (v)    All references to the term "Security
Documents" contained in the Original Deed of Trust shall refer to any document or instrument evidencing, governing, securing or guaranteeing the Note, as such document may have been modified by the terms of this Agreement, including, without limitation, the Assumption Documents and the Letter of Credit.

                                    (vi)   Section 1.17(l) of the Original Deed
of Trust is hereby amended and restated in its entirety as follows:

                  "SECTION 1.17. RESTRICTIVE COVENANTS. . . . (l) merge or consolidate with any other person or entity, or sell, transfer, convey or assign any interest in the Mortgaged Property or any part thereof (other than leases in the ordinary course of the Grantor's business)."

The final paragraph of Section 1.17 (beginning "Upon the satisfac-tion . . . ") is hereby deleted in its entirety.

                                    (vii)  Section 2.1(i) of the Original Deed
of Trust is hereby amended and restated in its entirety as follows:

                  "SECTION 2.1. EVENTS OF DEFAULT. . . . (i) if a receiver, liquidator or trustee of (1) the Grantor or
                  (2) any of Grantor's properties or (3) any guarantor ("Guarantor") of the Indebtedness (or any portion thereof) shall be appointed;"

                                    (viii) Section 2.1(z) of the Original Deed
of Trust is hereby amended and restated in its entirety as follows:

                  "SECTION 2.1. EVENTS OF DEFAULT. . . . (z) any of the letters of credit required to be furnished by the Grantor to the Beneficiary in connection herewith (as provided in Section 9 of the Loan Agreement) shall expire and not be renewed or replaced without interruption prior to payment in full of all indebtedness secured hereby, except to the extent earlier released by the Beneficiary."

                                    (ix)   The addresses for Borrower and David
L. Widener contained in Section 3.3 of the Original Deed of Trust are hereby deleted and the following is substituted therefor:

                  "American Retirement Communities, L.P.
                   111 Westwood Place, Suite 402

                   Brentwood, Tennessee  37027
                   Attn:  Chief Executive Officer

                   with a copy to:

                   Bass, Berry & Sims
                   2700 First American Center
                   Nashville, Tennessee  37238-2700
                   Attn:  T. Andrew Smith, Esq."

                           (d)      Modification of the Original Assignment of
Rents:

                                    (i)   The name and address of the "Assignor"
in the first paragraph on Page 1 of the Original Assignment of Rents are hereby deleted and the following is substituted therefor:

                  "American Retirement Communities, L.P., a limited partnership organized and existing under the laws of the State of Tennessee, having an office at 111 Westwood Place, Suite 402, Brentwood, Tennessee 37027"

                                    (ii)  All references to the term "Deed of
Trust" contained in the Original Assignment of Rents shall refer to the Original Deed of Trust, as modified by the terms of this Agreement.

                                    (iii) All references to the term "Loan
Documents" contained in the Original Assignment of Rents shall refer to any document or instrument evidencing, governing, securing or guaranteeing the Note, as such document may have been modified by the terms of this Agreement, including, without limitation, the Assumption Documents and the Letter of Credit.

                           (e)      Modification of the Original Hazardous
Substances Indemnity Agreement:

                                    (i)   All references to the term
"Indemnitor" contained in the Original Hazardous Substances Indemnity Agreement shall refer to American Retirement Communities, L.P., a Tennessee limited partnership.

                                    (ii)  All references to the term "Note"
contained in the Original Hazardous Substances Indemnity Agreement shall refer to the Original Note, as modified by the terms of this Agreement.



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

                                    (iii) All references to the term "Deed of
Trust" contained in the Original Hazardous Substances Indemnity Agreement shall refer to the Original Deed of Trust, as modified by the terms of this Agreement.

                                    (iv)  All references to the term "Loan
Documents" contained in the Original Hazardous Substances Indemnity Agreement shall refer to any document or instrument evidencing, governing, securing or guaranteeing the Note, as such document may have been modified by the terms of this Agreement, including, without limitation, the Assumption Documents and the Letter of Credit.

                                    (v)   The name and address for Indemnitor's
appointed agent for service of process in Paragraph 8 of the Original Hazardous Substances Indemnity Agreement are hereby deleted and the following name and address are substituted therefor:

                  "Corporation Service Company
                   1535 Grant Street, Suite 140
                   Denver, Colorado  80203"

                                    (vi)  The addresses for Indemnitor contained
in Paragraph 9 of the Original Hazardous Substances Indemnity Agreement are hereby deleted and the following is substituted therefor:

                  "American Retirement Communities, L.P.
                   111 Westwood Place, Suite 402
                   Brentwood, Tennessee  37027
                   Attn:  Chief Executive Officer

                   with a copy to:

                   Bass, Berry & Sims
                   2700 First American Center
                   Nashville, Tennessee  37238-2700
                   Attn:  T. Andrew Smith, Esq."

                           (f)      Modification of the other Original Loan
Documents:

                                    (i)   All references to the term "Borrower"
contained in all Original Loan Documents shall refer to American Retirement Communities, L.P., a Tennessee limited partnership.

                                    (ii)  All references to the terms "Loan
Agreement," "Note" and "Deed of Trust" contained in the other Original Loan Documents shall refer to the Original Loan Agreement, the Original Note and the Original Deed of Trust, each as modified by this Agreement.

                                    (iii) All capitalized terms contained in
the other Original Loan Documents, and not otherwise defined therein, shall have the meanings given to such terms in the Original Deed of Trust, as modified by this Agreement.

                  4. Original Loan Documents. Except as otherwise expressly modified by this Agreement, all terms and provisions of the Original Loan Agreement, the Original Note, the Original Deed of Trust and the other Original Loan Documents are ratified and confirmed and shall be, and shall remain, in full force and effect, enforceable in accordance with their terms. The Original Loan Agreement, the Original Note and the Original Deed of Trust, as modified by this Agreement, shall be referred to herein as the "Loan Agreement," the "Note" and the "Deed of Trust," respectively. The Original Loan Documents, as modified by this Agreement, together with the Assumption Documents, shall be referred to herein as the "Loan Documents."

                  5. First Lien. Purchaser hereby acknowledges and agrees that the liens and security interests of the Deed of Trust and the other Loan Documents are valid and subsisting first liens and security interests in the Mortgaged Property (as defined in the Original Deed of Trust).

                  6. Purchaser Indebted. Purchaser hereby acknowledges and agrees that it is well and truly indebted to Lender pursuant to the terms of the Note. Purchaser agrees and hereby promises to pay the Note to the order of Lender in accordance with the terms thereof and agrees to observe, comply with and perform all of the obligations, terms and conditions under or in connection with the Note, the Loan Agreement, the Deed of Trust and any and all other Loan Documents.

                  7. No Defenses. Purchaser, by its execution of this Agreement, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the indebtedness evidenced by the Note, the assumption by Purchaser of the Note, the assumption by Purchaser of the obligations, terms or conditions under or in connection with the Note, the Loan Agreement, the Deed of Trust and any and all other Loan Documents, the modification of the Original Note, the Original Loan Agreement, the Original Deed of Trust and any and all other Original Loan Documents, any documents mentioned herein or otherwise; and, to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Purchaser.

                  8. Permits and Licenses. Purchaser hereby agrees that it shall obtain all permits and licenses necessary for operation of the Property from the appropriate governmental authorities within ninety (90) days of the date of this Agreement. Purchaser shall provide Lender with copies of all such permits and licenses immediately upon receipt thereof and, in any event, not later than ninety (90) days following the date of this Agreement.

                  9. Lender Consent. Lender hereby consents to the sale and conveyance of the Property by Seller to Purchaser subject to the lien of the Deed of Trust, which consent is granted subject to and in accordance with the terms of this Agreement and the Loan Documents. Nothing contained in this Agreement, nor any course of dealing by Lender, shall be deemed to constitute a waiver of Lender's rights to accelerate the indebtedness of the Note pursuant to the terms of the Deed of Trust upon the occurrence of any further transfer of the Property, or any part thereof or interest therein, to the extent such transfer is prohibited by the terms of the Deed of Trust.

                  10. Release.

                      (a)      Seller hereby releases and forever
discharges Lender and all of Lender's successors and assigns, agents, attorneys and employees, as appropriate, from any and all causes of action, suits, liabilities, debts, damages, controversies, agreements, trespasses, judgments, executions, demands and claims of any nature whatsoever, whether in law or equity, whether known or unknown, whether primary or secondary, and any and all rights, duties, liabilities and obligations, whether presently enforceable or enforceable in the future, by reason of any matter or cause which directly or indirectly is based on or related to, arises out of, or is in any way connected with the Loan, the Loan Documents,

Lender's administration of the Loan, or Lender's performance under the Loan Documents.

                      (b)      Lender hereby releases and forever
discharges Seller and all of Seller's agents, attorneys and employees, as appropriate, from any and all causes of action, suits, liabilities, debts, damages, controversies, agreements, trespasses, judgments, executions, demands and claims of any nature whatsoever, whether in law or equity, whether known or unknown, whether primary or secondary, and any and all rights, duties, liabilities and obligations, whether presently enforceable or enforceable in the future, by reason of any matter or cause which directly or indirectly is based on or related to, arises out of, or is in any way connected with the Loan, the Loan Documents, Lender's administration of the Loan, or Lender's performance under the Loan Documents; provided, however, neither Seller nor any general partner of Seller shall be released from: (i) liability under that certain Hazardous Substances Indemnity Agreement dated December 21, 1994, executed by Seller for the benefit of Lender, for any act or omission occurring, or state of affairs existing, prior to the date hereof; or (ii) any full-recourse liability that has arisen prior to the date hereof under any of the Original Loan Documents or that could be based upon any event that has occurred or state of affairs that exists prior to or as of the date hereof.

                  11. Expenses. Purchaser hereby agrees to pay to Lender all attorneys' fees and expenses of Lender's counsel, filing and recording fees and all other expenses incurred by Lender in connection with the transfer of the Property, the assumption of the Loan Documents and the preparation and execution of the Assumption Documents.

                  12. Further Assurance. The parties hereto shall execute such other documents to be filed for record as may be necessary or as may be required, in the opinion of counsel to Lender, to effectuate the transactions contemplated hereby and to protect the liens and security interests of the Deed of Trust and the other Loan Documents and the insurance thereof.

                  13. Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, the parties' respective heirs, representatives, successors and assigns.

                  14. Governing Law. This Agreement shall be governed by the laws of the State of Colorado.

                  15. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, PURCHASER AND LENDER KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THE DEED OF TRUST, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE DEED OF TRUST OR ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR TO ANY LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PURCHASER AND LENDER TO ENTER INTO THE LOAN TRANSACTION EVIDENCED BY THE NOTE.

                  16. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one and the same original instrument.




        [The remainder of this page has been intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    SELLER:

                                    CARRIAGE CLUB OF DENVER, L.P., a
                                    Delaware limited partnership

                                    By:    Sagebrush, Inc., a Delaware
                                           corporation, its sole general
                                           partner



                                           By: /s/ David L. Widener
                                               --------------------------------
                                               David L. Widener
                                               President


                                    PURCHASER:

                                    AMERICAN RETIREMENT COMMUNITIES,
                                    L.P., a Tennessee limited
                                    partnership

                                    By:    American Retirement
                                           Communities, LLC, a Tennessee
                                           limited liability company,
                                           its sole general partner


                                           By: /s/ H. Todd Kaestner
                                               --------------------------------
                                               Name:
                                               Title:

                                    LENDER:

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION, a New York
                                    corporation



                                  By: /s/ Christopher S. Peters
                                     ------------------------------------------
                                     Christopher S. Peters
                                     Project Manager




STATE OF                   )
         -----------------                              ) ss.
COUNTY OF                  )
         -----------------

                  The foregoing instrument was acknowledged before me this ____ day of February, 1995, by David L. Widener, as President of Sagebrush, Inc., a Delaware corporation, on behalf of the corporation as the sole general partner of Carriage Club of Denver, L.P., a Delaware limited partnership.

                  Witness my hand and official seal.

                  My Commission expires:                                      .
                                         -------------------------------------


                                         -------------------------------------
                                         Notary Public

STATE OF                   )
        -------------------
                           ) ss.
COUNTY OF                  )
         ------------------

                  The foregoing instrument was acknowledged before me this ____ day of February, 1995, by ________________, as _______________ of American
Retirement Communities, LLC, a Tennessee limited liability company, on behalf of the limited liability company as the sole general partner of American Retirement Communities, L.P., a Tennessee limited partnership.

                  Witness my hand and official seal.

                  My Commission expires:                                .
                                         -------------------------------

                                         -------------------------------
                                         Notary Public



STATE OF                   )
        ------------------ ) ss.
COUNTY OF                  )
         -----------------

                  The foregoing instrument was acknowledged before me this ____ day of February, 1995, by Christopher S. Peters, as Project Manager of General Electric Capital Corporation, a New York corporation.

                  Witness my hand and official seal.

                  My Commission expires:                                   .
                                         ---------------------------------



                                         ---------------------------------
                                         Notary Public

                                   EXHIBIT A

                              [Legal Description]


A TRACT OF LAND BEING A PART OF BLOCK 19, THE VACATED ALLEY THEREIN, PARTS OF VACATED EAST ASBURY AND BUCHTEL BLVD., UNIVERSITY PARK AMENDED MAP, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF SOUTH MONROE STREET, SAID POINT BEING
30.75 FEET NORTHERLY OF THE SOUTH LINE OF SAID BLOCK 19; THENCE NORTHERLY ON SAID EAST LINE OF SOUTH MONROE STREET, A DISTANCE OF 675.10 FEET TO THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF BUCHTEL BOULEVARD AS DESCRIBED IN BOOK 8854 AT PAGE 283 OF THE CITY AND COUNTY OF DENVER RECORDS; THENCE ON AN ANGLE OF 100(degree)36'18" TO THE RIGHT AND ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE A DISTANCE OF 269.60 FEET; THENCE ON AN ANGLE TO THE RIGHT OF 79(degree)23'42" A DISTANCE OF 319.87 FEET; THENCE ON AN ANGLE TO THE LEFT OF 45(degree)00'00" A DISTANCE OF 35.36 FEET; THENCE ON AN ANGLE TO THE RIGHT OF 45(degree)00'00" A DISTANCE OF 311.11 FEET TO THE NORTH RIGHT-OF-WAY LINE OF EAST EVANS AVENUE; THENCE ON AN ANGLE TO THE RIGHT OF 89(degree)57'00" AND ALONG SAID NORTH RIGHT-OF-WAY LINE A DISTANCE OF 260.00 FEET TO A POINT 30.00 FEET EASTERLY OF THE EAST LINE OF SAID SOUTH MONROE STREET; THENCE ON AN ANGLE TO THE RIGHT OF 45(degree)44'00" A DISTANCE OF 42.94 FEET TO THE POINT OF BEGINNING,

CITY AND COUNTY OF DENVER,
STATE OF COLORADO.

                                   EXHIBIT B

                                  [Documents]

1.       UCC-1 Financing Statements executed by Seller.

2. Guaranty dated December 21, 1994, executed by Onyx Holdings, Inc., for the benefit of Lender.

3.       Hazardous Substances Indemnity Agreement dated as of
         December 21, 1994, executed by Seller for the benefit of Lender.

4. Subordination of Management Agreement dated as of December 21, 1994, executed by Seller for the benefit of Lender.





                                      B-1